                                                                Exhibit 10.17(a)

[FLOOR PLAN]

[center of plan] Tettoia = penthouse

[key, center left]

= area, open fixtures 3,522.30 square meters
= area, closed fixtures 699.40 square meters
= area, closed fixtures 1200 square meters
= area, offices (usable) 92.00 square meters
= area, laboratories (usable) 360 square meters

[title, bottom right]
FINISOLA S.p.A.
Milan, Italy
GROUND LINE PLAN
INSTALLATION AT
VIA BISTOLFI, 35
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[FLOOR PLAN]

= area, closed fixtures 625.86 square meters  RAISED LINE PLAN
= area, offices (usable) 218.00 square meters


[bottom left]
[DESCRIPTION] area update [DATE] 08/05/00

[title, bottom right]
FINISOLA S.p.A.
Milan, Italy
RAISED LINE PLAN
Office Building
Via Bistolfi, 35

[GENERAL PLAN]


[key, center left]

= area, open fixtures 12,046.30 square meters
= area, closed fixtures penthouses 1,212.89 square meters
= area, closed fixtures 414.37 square meters
= area, offices (usable) 1,243.15 square meters
= area, closed fixtures (Finisola), 299.89 square meters
= area, production units (usable) 710 square meters



[title, bottom right]
FINISOLA S.p.A.
Milan, Italy
GENERAL PLAN
Via dei Canzi, 1
Milan

                                       3